Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made and entered into as of February 19, 2021, by and among Akoustis Technologies, Inc., a Delaware corporation (the “Company”), and the undersigned purchasers (the “Purchasers”).

RECITALS

WHEREAS, the Company and the Purchasers desire to enter into this transaction to purchase the Purchased Shares (as defined below) set forth herein pursuant to the Company’s currently effective Registration Statement on Form S-3 (Registration Number 333-238130) (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”).

WHEREAS, the Purchasers wish to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, shares of common stock, par value $0.001 per share, of the Company (“Shares”).

THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

1. Purchase and Sale of Shares.

1.1 Sale and Issuance of Shares. On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Purchasers of the number of Shares set forth opposite such Purchaser’s name on Exhibit A hereto (the “Purchased Shares”) for the aggregate purchase price set forth on Exhibit A hereto (the “Aggregate Purchase Price”).

1.2 Closing. Subject to the satisfaction (or waiver) of the conditions set forth herein, the Company shall issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company on the Closing Date (as defined below), the Purchased Shares for the Aggregate Purchase Price (the “Closing”).  The time and date of the Closing (the “Closing Date”) shall be as soon as practicable, but in no event later than 10:00 a.m., Eastern Time, on February 23, 2021. The Closing shall be effected by the electronic exchange of documents and signatures by electronic transmission, or by such other means or at such other place as the parties shall agree.  Prior to the Closing, the Purchaser will initiate an irrevocable wire transfer for the Aggregate Purchase Price to the account designated by the Company and following confirmation of receipt of such payment, the Company shall cause Broadridge Financial Solutions, Inc., the Company’s transfer agent, through the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, to credit the number of Purchased Shares purchased by the Purchasers to the respective Purchasers’ or their designees’ balance accounts (to be provided by the Purchasers to the Company in writing at least one business day prior to the Closing) with DTC through its Deposit Withdrawal Agent Commission system.  As used herein, “business day” means any day other than a Saturday, Sunday or other day on which banking institutions located in Huntersville, North Carolina are authorized or obligated by law or executive order to close.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that, as of the date hereof, except as set forth in the SEC Reports (as defined below):

2.1 Incorporation, Good Standing and Qualification.

(a) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to (i) execute, deliver and perform its obligations under this Agreement, (ii) to issue and sell the Purchased Shares pursuant to this Agreement, and (iii) to carry on its business as now conducted and as presently proposed to be conducted.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified would not, individually or in the aggregate (1) have a material adverse effect on the assets, business, condition (financial or otherwise), management, operations, earnings results or prospects of the Company and its subsidiaries, considered as one entity, (2) prevent or materially interfere with consummation of the transactions contemplated hereby, or (3) result in the delisting of shares of Common Stock from the Nasdaq Capital Market (the occurrence of any such effect, prevention, interference or result described in the foregoing clauses (1), (2) or (3) being herein referred to as a “Material Adverse Effect”).

(b) Each of the Company’s “subsidiaries” (for purposes of this Agreement, as defined in Rule 405 under the Securities Act) has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization and has the power and authority (corporate or other) to carry on its business as now conducted and as presently proposed to be conducted. Each of the Company’s subsidiaries is duly qualified as a foreign corporation, partnership or limited liability company, as applicable, to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect.

2.2 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Purchased Shares hereunder has been taken or will be taken prior to the Closing, and, assuming due authorization, execution and delivery by the Purchasers, this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.3 Valid Issuance of Shares. The Purchased Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration set forth herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Company’s certificate of incorporation and under applicable state and federal securities laws.  The Purchased Shares will not be subject to preemptive rights or rights of first refusal that have not been waived or complied with.

2.4 No Consents. No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the Nasdaq Capital Market) (“Consent”), or approval of the Company’s stockholders, is required in connection with the issuance and sale of the Purchased Shares or the consummation of the transactions contemplated hereby, other than (i) registration of Shares under the Securities Act, which has been effected, (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Purchased Shares are being offered; (iii) under the FINRA Rules or (iv) any filings required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which have been or will be made when and how required.

2.5 Offering. The issuance by the Company of the Purchased Shares has been registered under the Securities Act and the Purchased Shares are being issued pursuant to the Registration Statement. The Registration Statement is effective and available for the issuance of the Purchased Shares thereunder and the Company has not received any notice that the U.S. Securities and Exchange Commission (the “SEC”) has issued or intends to issue a stop-order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so.

2.6 Litigation. As of the date hereof, there is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby.

2.7 No Conflicts. Neither the execution and delivery by the Company of, nor the performance by the Company of its obligations under, this Agreement will conflict with, contravene, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any assets of the Company or any of its subsidiaries pursuant to, or constitute a default under (i) any statute, law, rule, regulation, judgment, order or decree of any governmental body, regulatory or administrative agency or court having jurisdiction over the Company or any of its subsidiaries; (ii) the certificate of incorporation or bylaws of the Company or the organizational documents of any subsidiary; or (iii) any contract, agreement, obligation, covenant or instrument to which the Company or any of its subsidiaries (or any of their assets) are subject or bound, other than, in the cases of clauses (i) and (iii), such conflicts, breaches, violations, liens, charges, encumbrances and defaults that would not, individually or in the aggregate, have a Material Adverse Effect.

2.8 SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act or the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials being collectively referred to herein as the “SEC Reports”), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  No executive officer of the Company has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act of 2002.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

2.9 Absence of Certain Events and Changes. Since the date of the last day of the period covered by the Company’s most recently filed periodic report covering an annual or quarterly period with the SEC, (i) there has not been any event, change or development which, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect and (ii) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders.

3. Representations and Warranties of the Purchaser. Each Purchaser hereby represents and warrants that:

3.1 Organization; Authorization. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.  The Purchaser has full power and authority to enter into this Agreement and, assuming due authorization, execution and delivery by the Company, this Agreement constitutes a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.2 Receipt and Review of Information. The Purchaser acknowledges its receipt and review prior to its execution of this Agreement of the prospectus supplement describing the Purchased Shares and the offering thereof, including the base prospectus attached thereto.

3.3 No Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Purchased Shares or the fairness or suitability of the investment in the Purchased Shares nor have such authorities passed upon or endorsed the merits of the offering of the Purchased Shares.

3.4 No Conflicts. Neither the execution and delivery by the Purchaser of, nor the performance by the Purchaser of its obligations under, this Agreement will conflict with, contravene, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any assets of the Purchaser or any of its subsidiaries pursuant to, or constitute a default under (i) any statute, law, rule, regulation, judgment, order or decree of any governmental body, regulatory or administrative agency or court having jurisdiction over the Purchaser or any of its subsidiaries; (ii) the certificate of incorporation or bylaws or other organizational or constitutive documents of the Purchaser or the organizational documents of any of its subsidiaries; or (iii) any contract, agreement, obligation, covenant or instrument to which the Purchaser or any of its subsidiaries (or any of their assets) are subject or bound, other than, in the cases of clauses (i) and (iii), such conflicts, breaches, violations, liens, charges, encumbrances and defaults that would not, individually or in the aggregate, have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder.

3.5 No Consents. No Consent is required to be obtained or filed by the Purchaser in connection with the authorization, execution and delivery of this Agreement or with the subscription for the Purchased Shares.

3.6 Purchaser Status. At the time the Purchaser was offered the Purchased Shares, it was, and as of the date hereof it is, either: (a) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (b) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

3.7 Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Purchased Shares, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Purchased Shares and, at the present time, is able to afford a complete loss of such investment.

4. Conditions of the Purchaser’s Obligations at the Closing. The obligations of the Purchaser under Section 1.2 of this Agreement with respect to the Closing are subject to the fulfillment on or before the Closing of each of the following conditions:

4.1 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.2 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall have been true on and as of the Closing.

4.3 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance, purchase and sale of the Purchased Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

4.4 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser, and it shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

5. Conditions of the Company’s Obligations at the Closing. The obligations of the Company to the Purchaser under this Agreement with respect to the Closing are subject to the fulfillment on or before the Closing of each of the following conditions by the Purchaser:

5.1 Performance. The Purchaser shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

5.2 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall have been true on and as of the Closing.

5.3 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance, purchase and sale of the Purchased Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

6. Miscellaneous.

6.1 Survival of Warranties. The warranties, representations and covenants of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchaser or the Company.

6.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Purchased Shares).  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.3 Governing Law. This Agreement shall be governed by and construed in accordance with and governed by the law of the State of Delaware, without regard to the conflicts of laws principles thereof.  Any action brought, arising out of, or relating to this Agreement shall be brought in the Court of Chancery of the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of said Court in respect of any claim relating to the validity, interpretation and enforcement of this Agreement executed by the Company and the Purchaser, and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding in which any such claim is made that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts, or that the venue thereof may not be appropriate or that this agreement may not be enforced in or by such courts.  The parties hereby consent to and grant the Court of Chancery of the State of Delaware jurisdiction over such parties and over the subject matter of any such claim and agree that mailing of process or other papers in connection with any such action, suit or proceeding in the manner provided in Section 6.7, or in such other manner as may be permitted by law, shall be valid and sufficient thereof.

6.4 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.6 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

6.8 Broker’s Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated herein, except for an advisory fee to be paid by the Company to its financial advisor. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 6.8 being untrue.

6.9 Expenses. Irrespective of whether the Closing is effected, each party shall bear their own costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

6.10 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of securities purchased pursuant to this Agreement, each future holder of all such securities, and the Company.

6.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

6.12 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

6.13 Nasdaq Listing. The Company shall use all commercially reasonable efforts to have the Purchased Shares acquired by the Purchasers at the Closing authorized for listing on Nasdaq.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Company:

AKOUSTIS TECHNOLOGIES, INC.

By:
Name:
Title:

PurchaserS:

By:
Name:
Title: